Exhibit 99.1

 Innodata Isogen Reports 2006 Fourth Quarter and Year-End Results and
                       Improved Outlook for 2007


    NEW YORK--(BUSINESS WIRE)--March 8, 2007--Innodata Isogen, Inc. (NASDAQ: INOD), a leading provider of content-related IT and BPO services, today announced financial results for the fourth quarter and the 12 months ended December 31, 2006 and its improved 2007 outlook.

    The company reported a net loss of $829,000, or $0.03 per diluted share, for the fourth quarter of 2006, compared with a net loss of $558,000, or $0.02 per diluted share, for the fourth quarter of 2005. Revenues for the fourth quarter of 2006 were $10,547,000, slightly higher than revenues of $10,400,000 for the third quarter of 2006, but $558,000 lower than revenues of $11,105,000 for the fourth quarter of 2005.

    For the twelve months ended December 31, 2006, the company recorded a net loss of $7,323,000, or $0.30 per diluted share, compared to a net loss of $1,651,000, or $0.07 per diluted share in 2005. Revenues for all of 2006 were $40,953,000 versus $42,052,000 in
2005.

    The company's cash position was $13,597,000 at December 31, 2006, compared with $20,059,000 at the end of 2005.

    "For 2007, we are anticipating solid revenue growth in the first quarter and continued improvement in the second quarter," said Jack Abuhoff, chairman and CEO of Innodata Isogen, Inc. "Over the last year, we have made substantial investments in our new business development capability. These investments and our careful cost management should also drive better year-over-year results."

    Abuhoff concluded, "Our clients are continuing to invest significantly in digital information and are relying on our offerings of technology systems and outsourcing services to lower the costs of their initiatives."

    Timing of Conference Call with Q&A

    Innodata Isogen will conduct an earnings conference call, including a question & answer period, at 11:00 AM ET today. You can participate in this call by dialing the following call-in numbers:

The call-in numbers for the conference call are:

1-800-811-8824 (Domestic)
1-913-981-4903 (International)

1-888-203-1112 (Domestic Replay)
1-719-457-0820 (International Replay)
Pass code on replay only: 5458696

    Investors are also invited to access a live Webcast of the conference call at the Investor Relations section of www.innodata-isogen.com. Please note that the Webcast feature will be in listen-only mode. Call-in or Webcast replay will be available for 30 days following the conference call.

    About Innodata Isogen

    Innodata Isogen (NASDAQ: INOD) helps organizations create, manage and distribute information more effectively and economically, providing a comprehensive range of content-focused IT and BPO services to solve information management and publishing challenges.

    We are headquartered in Hackensack, New Jersey, just outside of New York City. We have two additional solution centers in North
America, seven production facilities in Asia (the Philippines, India and Sri Lanka) and a technology and tools development center in India.

    Innodata Isogen (www.innodata-isogen.com) is named to both EContent Magazine's EContent 100 and KM World Magazine's 100 Companies That Matter In Knowledge Management. KM World Magazine also recognized the unique value of Innodata Isogen's comprehensive content supply chain solutions in its Trend-Setting Products of 2006 annual honors.

    This release contains certain forward-looking statements, including without limitation, statements concerning the company's operations, economic performance, and financial condition. These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "anticipate," "indicate," "point to" and other similar expressions generally identify forward-looking statements, which speak only as of their dates.

    These forward-looking statements are based largely on the company's current expectations, and are subject to a number of risks and uncertainties, including without limitation, continuation or worsening of present depressed market conditions, changes in external market factors, the ability and willingness of the company's clients and prospective clients to execute business plans which give rise to requirements for digital content and professional services in knowledge processing, difficulty in integrating and deriving synergies from acquisitions, potential undiscovered liabilities of companies that Innodata Isogen acquires, changes in the company's business or growth strategy, the emergence of new or growing competitors, various other competitive and technological factors, and other risks and uncertainties indicated from time to time in the company's filings with the Securities and Exchange Commission. Actual results could differ materially from the results referred to in the forward-looking statements. In light of these risks and uncertainties, there can be no assurance that the results referred to in the forward-looking statements contained in this release will occur.


                INNODATA ISOGEN, INC. AND SUBSIDIARIES
           CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
               (In thousands, except per share amounts)
                             (Unaudited)

                                 Three Months Ended     Year Ended
                                 ------------------- -----------------
                                     December 31        December 31
                                 ------------------- -----------------

                                   2006      2005     2006     2005
                                 ---------- -------- -------- --------

REVENUES                           $10,547  $11,105  $40,953  $42,052
                                 ---------- -------- -------- --------

OPERATING COSTS AND EXPENSES:
  Direct operating expenses          8,392    7,948   34,141   30,920
  Selling and administrative
   expenses                          3,384    3,917   14,284   13,684
  Restructuring costs                   50        -      604        -
  Interest (income) - net             (172)    (130)    (676)    (439)
                                 ---------- -------- -------- --------

      Total                         11,654   11,735   48,353   44,165
                                 ---------- -------- -------- --------
LOSS BEFORE BENEFIT FROM
  INCOME TAXES                      (1,107)    (630)  (7,400)  (2,113)

BENEFIT FROM INCOME TAXES             (278)     (72)     (77)    (462)
                                 ---------- -------- -------- --------
NET LOSS                           $  (829) $  (558) $(7,323) $(1,651)
                                 ========== ======== ======== ========

BASIC AND DILUTED LOSS PER SHARE   $  (.03) $  (.02) $  (.30) $  (.07)
                                 ========== ======== ======== ========
WEIGHTED AVERAGE SHARES
 OUTSTANDING                        23,913   23,267   24,021   23,009
                                 ========== ======== ======== ========


                INNODATA ISOGEN, INC. AND SUBSIDIARIES
                CONDENSED CONSOLIDATED BALANCE SHEETS
                      DECEMBER 31, 2006 AND 2005
                        (Dollars in Thousands)

                                          December 31,   December 31,
                                             2006           2005
                                         -------------- --------------
                                           Unaudited     From audited
                                                          financial
                                                          statements
ASSETS:

CURRENT ASSETS
  Cash and cash equivalents               $     13,597        $20,059
  Accounts receivable-net                        6,484          7,169
  Prepaid expenses and other current
   assets                                        1,589          1,543
  Refundable income taxes                        1,062          1,215
  Deferred income taxes                            190            338
                                         -------------- --------------

      Total current assets                      22,922         30,324

PROPERTY AND EQUIPMENT - NET                     4,564          4,823

OTHER ASSETS                                     1,912          1,789

DEFERRED INCOME TAXES                              256              -

GOODWILL                                           675            675
                                         -------------- --------------

TOTAL                                     $     30,329        $37,611
                                         ============== ==============


LIABILITIES AND STOCKHOLDERS' EQUITY:

CURRENT LIABILITIES
  Accounts payable and accrued expenses   $      3,104        $ 3,299
  Accrued salaries, wages and related
   benefits                                      4,259          3,567
  Income and other taxes                         1,295          1,363
  Current portion of long-term
   obligations                                     632            663
                                         -------------- --------------

      Total current liabilities                  9,290          8,892
                                         -------------- --------------

DEFERRED INCOME TAXES                            1,126          1,357
                                         -------------- --------------

LONG-TERM OBLIGATIONS                              904            548
                                         -------------- --------------

STOCKHOLDERS' EQUITY                            19,009         26,814
                                         -------------- --------------

TOTAL                                     $     30,329        $37,611
                                         ============== ==============

    CONTACT: Innodata Isogen, Inc.
             Steven L. Ford, Chief Financial Officer, 201-371-2510 sford@innodata-isogen.com